UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL MUTI-SECTOR PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET GLOBAL MULTI-SECTOR PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 47.0%
CONSUMER DISCRETIONARY - 5.9%
Automobiles - 1.8%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		$113,445
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		248,671

Total Automobiles					362,116

Hotels, Restaurants & Leisure - 0.3%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	50,000	EUR	58,949	(a)

Media - 3.4%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		97,000
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		56,435
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000		95,500	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	190,000		215,650
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		49,794
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		141,000	(a)

Total Media					655,379

Specialty Retail - 0.4%
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		74,000

TOTAL CONSUMER DISCRETIONARY					1,150,444

CONSUMER STAPLES - 0.5%
Food Products - 0.2%
Ahold Finance USA LLC	6.500%	3/14/17	21,000	GBP	37,142

Tobacco - 0.3%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		51,718

TOTAL CONSUMER STAPLES					88,860

ENERGY - 11.4%
Energy Equipment & Services - 1.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	100,000		100,000
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		96,250

Total Energy Equipment & Services					196,250

Oil, Gas & Consumable Fuels - 10.4%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		59,211
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		237,500	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000		112,000
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	100,000		103,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	300,000		307,500
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		57,640
Ecopetrol SA, Senior Notes	7.625%	7/23/19	100,000		116,500
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	100,000		88,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	100,000		106,500
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	100,000		100,120	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		105,125
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	120,000		128,700
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	100,000		103,500
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		107,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		150,750
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	110,000		114,400	(a)

Total Oil, Gas & Consumable Fuels					1,997,946

TOTAL ENERGY					2,194,196

FINANCIALS - 11.3%
Capital Markets - 1.2%
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	100,000	EUR	107,436
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	69,014
Morgan Stanley, Senior Notes	4.375%	10/12/16	50,000	EUR	60,800

Total Capital Markets					237,250

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - 4.1%
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	50,000	EUR	$55,286
Barclays Bank PLC, Subordinated Notes	6.369%	12/15/19	70,000	GBP	72,317	(b)(c)
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	85,744	(b)(c)
Commerzbank AG, Subordinated Senior Notes	7.750%	3/16/21	100,000	EUR	103,127
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	105,563
Nordea Bank AB, Senior Notes	4.875%	1/27/20	150,000		156,199	(a)
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	100,000	EUR	123,555
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/11	100,000		82,000	(b)(c)

Total Commercial Banks					783,791

Consumer Finance - 2.0%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	100,000		98,875
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		185,124
SLM Corp., Medium-Term Notes	8.000%	3/25/20	100,000		98,720

Total Consumer Finance					382,719

Diversified Financial Services - 2.7%
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		89,215
Citigroup Inc., Senior Notes	7.375%	9/4/19	100,000	EUR	145,708
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		114,774
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	50,000	EUR	69,332	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		100,237

Total Diversified Financial Services					519,266

Insurance - 1.3%
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000		91,691
ELM BV	5.252%	5/25/16	100,000	EUR	105,170	(b)(c)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	55,901	(b)

Total Insurance					252,762

TOTAL FINANCIALS					2,175,788

HEALTH CARE - 1.6%
Health Care Providers & Services - 1.6%
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		195,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	100,000		105,750

TOTAL HEALTH CARE					301,250

INDUSTRIALS - 3.4%
Aerospace & Defense - 0.5%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	100,000		97,000	(a)

Construction & Engineering - 0.5%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	100,000		104,250	(a)

Road & Rail - 1.1%
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	100,000		99,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	100,000		108,250

Total Road & Rail					207,250

Trading Companies & Distributors - 1.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000		99,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000		153,600

Total Trading Companies & Distributors					252,600

TOTAL INDUSTRIALS					661,100

MATERIALS - 6.9%
Containers & Packaging - 0.5%
Ball Corp., Senior Notes	7.375%	9/1/19	100,000		105,500

Metals & Mining - 5.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		104,250	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		106,700	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	100,000		90,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		162,000	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	100,000		98,000
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	50,000		51,428
Southern Copper Corp., Senior Notes	6.750%	4/16/40	50,000		49,125

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - continued
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	100,000		$98,500
Vale Overseas Ltd., Notes	6.875%	11/21/36	100,000		107,860
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		90,000	(a)

Total Metals & Mining					957,863

Paper & Forest Products - 1.4%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		116,319
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	100,000		94,000	(a)
Lecta SA, Senior Notes	5.535%	2/15/14	60,000	EUR	65,916	(a)(b)

Total Paper & Forest Products					276,235

TOTAL MATERIALS					1,339,598

TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 2.9%
AT&T Inc., Senior Notes	5.350%	9/1/40	100,000		104,531
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	80,000		67,200	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		92,750	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		95,000	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		95,750	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	100,000		110,534

Total Diversified Telecommunication Services					565,765

Wireless Telecommunication Services - 1.5%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		173,750
True Move Co., Ltd.	10.750%	12/16/13	100,000		106,000	(a)

Total Wireless Telecommunication Services					279,750

TOTAL TELECOMMUNICATION SERVICES					845,515

UTILITIES - 1.6%
Electric Utilities - 0.3%
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		61,667

Independent Power Producers & Energy Traders - 1.3%
AES Gener SA, Notes	5.250%	8/15/21	100,000		96,798	(a)
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	150,000		153,750	(a)

Total Independent Power Producers & Energy Traders					250,548

TOTAL UTILITIES					312,215

TOTAL CORPORATE BONDS & NOTES (Cost - $9,729,717)					9,068,966

MORTGAGE-BACKED SECURITIES - 4.5%
FNMA - 2.2%
Federal National Mortgage Association (FNMA)	6.000%	10/13/41	400,000		438,750	(d)

GNMA - 2.3%
Government National Mortgage Association (GNMA)	5.000%	10/20/41	400,000		439,281	(d)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $884,031)					878,031

SOVEREIGN BONDS - 14.5%
Argentina - 0.4%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	100,000		84,000

Brazil - 0.5%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	100,000		106,900

Colombia - 0.6%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		123,350

Germany - 4.8%
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	698,278
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	150,000	EUR	225,289

Total Germany					923,567

Malaysia - 1.7%
Government of Malaysia, Senior Bonds	4.262%	9/15/16	990,000	MYR	321,755

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Mexico - 1.7%
Mexican Bonos, Bonds	8.000%	6/11/20	4,180,000	MXN	$333,742

Panama - 0.4%
Republic of Panama	6.700%	1/26/36	60,000		72,600

Peru - 0.8%
Republic of Peru, Bonds	7.840%	8/12/20	360,000	PEN	146,934

Poland - 1.2%
Republic of Poland	5.750%	9/23/22	800,000	PLN	238,478

Russia - 1.1%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	181,650		204,116	(a)

Venezuela - 1.3%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	400,000		254,000	(a)

TOTAL SOVEREIGN BONDS (Cost - $3,040,036)					2,809,442

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.9%
U.S. Government Obligations - 5.9%
U.S. Treasury Bonds (Cost - $943,039)	3.500%	2/15/39	1,020,000		1,134,112

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.2%
U.S. Dollar/Australian Dollar, Call @ $1.00 (Cost - $15,500)		11/4/11	1,000,000		43,097

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $14,612,323)					13,933,648

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 30.7%
U.S. Government Agencies - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.071%	1/10/12	1,000		1,000	(e)(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.140%	1/11/12	22,000		21,999	(e)(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.089%	1/12/12	2,000		2,000	(e)(f)

Total U.S. Government Agencies (Cost - $24,991)					24,999

Time Deposits - 12.4%
Barclays Bank PLC	0.080%	10/3/11	400,067		400,067
Commerzbank AG	0.120%	10/3/11	400,066		400,066
ING Bank	0.050%	10/3/11	400,059		400,059
Rabobank London	0.030%	10/3/11	400,028		400,028
Royal Bank Of Scotland PLC, Senior Notes	0.060%	10/3/11	400,066		400,066
UBS AG London	0.010%	10/3/11	400,047		400,047

Total Time Deposits (Cost - $2,400,333)					2,400,333

Repurchase Agreements - 18.1%
Bank of America N.A., repurchase agreement dated 9/30/11; Proceeds at maturity - $1,900,002; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value - $1,965,081)	0.010%	10/3/11	1,900,000		1,900,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $1,600,005; (Fully collateralized by U.S. government agency obligations, 0.440% due 8/28/12; Market value - $1,664,700)	0.040%	10/3/11	1,600,000		1,600,000

Total Repurchase Agreements (Cost - $3,500,000)					3,500,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,925,324)	$5,925,332

TOTAL INVESTMENTS - 102.8% (Cost - $20,537,647#)	19,858,980

Liabilities in Excess of Other Assets - (2.8)%	(542,646)

TOTAL NET ASSETS - 100.0%	$19,316,334

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(e)	Rate shown represents yield-to-maturity.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global Multi-Sector Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$9,068,966	—	$9,068,966
Mortgage-backed securities	—	878,031	—	878,031
Sovereign bonds	—	2,809,442	—	2,809,442
U.S. government & agency obligations	—	1,134,112	—	1,134,112
Purchased options	—	43,097	—	43,097

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Total long-term investments	—	$13,933,648	—	$13,933,648

Short-term investments†	—	5,925,332	—	5,925,332

Total investments	—	$19,858,980	—	$19,858,980

Other financial instruments:
Futures contracts	$4,511	—	—	$4,511
Forward foreign currency contracts	—	$179,789	—	179,789

Total other financial instruments	$4,511	$179,789	—	$184,300

Total	$4,511	$20,038,769	—	$20,043,280

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$1,140	—	—	$1,140
Forward foreign currency contracts	—	$241,601	—	241,601

Total	$1,140	$241,601	—	$242,741

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net

Notes to Schedule of Investments (unaudited) (continued)

assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $241,601. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$247,577
Gross unrealized depreciation	(926,244)

Net unrealized depreciation	$(678,667)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	4	12/11	$515,864	$520,375	$4,511
Contracts to Sell:
U.S. Treasury 5-Year Notes	19	12/11	2,326,063	2,327,203	(1,140)

Net unrealized gain on open futures contracts					$3,371

At September 30, 2011, the Fund held TBA securities with a total cost of $884,031.

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Barclays Bank PLC	120,000	$115,437	11/16/11	$(7,221)
Brazilian Real	Citibank N.A.	639,622	336,545	11/16/11	(63,455)
British Pound	JPMorgan Chase Bank	243,822	380,041	11/16/11	(15,348)
Canadian Dollar	JPMorgan Chase Bank	267,000	254,513	11/16/11	(16,589)
Canadian Dollar	JPMorgan Chase Bank	198,208	188,938	11/16/11	(11,062)
Euro	JPMorgan Chase Bank	974,000	1,304,547	11/16/11	(92,559)
Japanese Yen	JPMorgan Chase Bank	61,752,000	801,153	11/16/11	(7,564)
Polish Zloty	JPMorgan Chase Bank	625,940	188,046	11/16/11	(11,954)
South Korean Won	JPMorgan Chase Bank	115,000,000	97,303	11/22/11	380
Swedish Krona	UBS AG	1,266,572	184,151	11/16/11	(15,849)

					(241,221)

Contracts to Sell:
British Pound	JPMorgan Chase Bank	175,000	272,769	11/16/11	11,843
Euro	JPMorgan Chase Bank	100,000	133,937	11/16/11	2,721
Euro	JPMorgan Chase Bank	1,600,000	2,142,993	11/16/11	124,063
Polish Zloty	JPMorgan Chase Bank	834,136	250,593	11/16/11	40,782

					179,409

Net unrealized loss on open forward foreign currency contracts					$(61,812)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

Notes to Schedule of Investments (unaudited) (continued)

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$4,511	$(1,140)	—	—	$3,371
Foreign Exchange Contracts	$43,097	—	—	$179,789	$(241,601)	(18,715)

Total	$43,097	$4,511	$(1,140)	$179,789	$(241,601)	$(15,344)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$14,366
Futures contracts (to buy)	345,500
Futures contracts (to sell)	1,551,865
Forward foreign currency contracts (to buy)	2,549,299
Forward foreign currency contracts (to sell)	1,889,349

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 28, 2011